UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2022

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 Third Avenue, 6th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Recapitalization Agreement

On October 30, 2022, Acacia Research Corporation, a Delaware corporation (the “Company”), entered into a Recapitalization Agreement (the “Recapitalization Agreement”) with Starboard Value LP, a Delaware limited partnership (the “Designee”) and the Investors (as defined in the Recapitalization Agreement) (the Investors and the Designee collectively, “Starboard”), pursuant to which, among other things, the Company and Starboard agreed to enter into a series of transactions (the “Recapitalization”) to restructure Starboard’s existing investments in the Company in order to simplify the Company’s capital structure.

The Company and Starboard previously entered into that certain Securities Purchase Agreement on November 18, 2019 (the “Securities Purchase Agreement”) to establish a strategic and ongoing relationship, including the terms of Starboard’s initial capital commitment in the Company (the “2019 Transaction”). As a result of the 2019 Transaction, which was approved by the Company’s stockholders for purposes of Nasdaq Rules 5635(b) and 5635(d) at a stockholder meeting held on February 14, 2020, Starboard acquired the following securities and ownership positions: (i) 350,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”) and (ii) Series A Warrants to purchase up to 5,000,000 shares of Common Stock (the “Series A Warrants”). The Securities Purchase Agreement also established the terms of certain senior secured notes (the “Notes”), and additional warrants (the “Series B Warrants”), which may be issued to certain funds and accounts affiliated with, or managed by, Starboard.

Under the Recapitalization Agreement, the Company and Starboard agreed to take all of the following actions in connection with the Recapitalization:

Preferred Stock. Subject to the receipt of stockholder approval at the Company’s next annual meeting of stockholders, (i) the Company will cause the Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, dated as of January 7, 2020 (the “Certificate of Designations”) to be amended and restated in the form attached to the Recapitalization Agreement in order to remove the “4.89% blocker” provision and (ii) on or prior to July 14, 2023, the Investors will convert an aggregate amount of 350,000 shares of Preferred Stock into Common Stock in accordance with the terms of the Certificate of Designations.

Series A Warrants. Within five (5) business days following the date of the Recapitalization Agreement, the Investors will irrevocably exercise all of the Series A Warrants for cash (the “Series A Warrants Exercise”), and the Company will issue to the Investors shares of Common Stock in accordance with the terms of the Series A Warrants and the Company will pay to the Designee an aggregate amount of $9,000,000 representing a negotiated settlement of the foregone time value of the Series A Warrants (which amount will be paid through a reduction in the exercise price of the Series A Warrants).

Series B Warrants. On or prior to July 14, 2023 (unless stockholder approval is required), Starboard will irrevocably exercise 31,506,849 of the Series B Warrants (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date of the Recapitalization Agreement), through a “Note Cancellation” (as defined in the Series B Warrants) or a combination of a “Note Cancellation” and a “Limited Cash Exercise” (as defined in the Series B Warrants) in accordance with the terms of the Series B Warrants, as determined by Starboard (the “Series B Warrants Exercise”). The remaining Series B Warrants will be cancelled immediately following the completion of the Rights Offering (as defined below).

Rights Offering. On or prior to January 15, 2023, the Company will launch a rights offering (the “Rights Offering”) to existing securityholders to purchase one share of Common Stock at $5.25 per share for every four (4) shares of Common Stock held by a securityholder. Starboard will receive rights to purchase approximately 25,000,000 shares of Common Stock and has committed to purchase a minimum of 15,000,000 shares in the Rights Offering.

Recapitalization Payment. At the Closing, the Company will pay to Starboard an aggregate amount of $66,000,000 (the “Recapitalization Payment”) representing a negotiated settlement of the foregone time value of the Series B Warrants and the Preferred Stock (which amount will be paid through a reduction in the exercise price of the Series B Warrants). If stockholder approval for the amendment to the Certificate of Designations to remove the “4.89% blocker provision” is not obtained, the Recapitalization Payment will be reduced by $12,700,000.

Governance. Under the Recapitalization Agreement, the parties agreed that for a period from the date of the Recapitalization Agreement until May 12, 2026 (the “Applicable Period”), the board of directors of the Company (the “Board”) will include at least two (2) directors that are independent of, and not affiliates (as defined in Rule 144) of, the Designee, with current Board members Maureen O’Connell and Isaac T. Kohlberg satisfying this initial condition. The parties also agreed that Katharine Wolanyk will continue to serve as a director of the Company until at least May 12, 2024 (or such earlier date if Ms. Wolanyk is unwilling or unable to serve as a director for any reason or resigns as a director). Additionally, within five (5) business days following the date of the Recapitalization Agreement, the Company will take all necessary action to appoint Gavin Molinelli as a Board member and as Chair of the Board. The Company and Starboard also agreed that, following the closing of the Series B Warrants Exercise (the “Closing”) until the end of the Applicable Period, the number of directors serving on the Board will not exceed 10 members.

Fair Price Provision. The Recapitalization Agreement includes a “fair price” provision requiring, in addition to any other stockholder vote required by the Company’s Certificate of Incorporation or Delaware law, the affirmative vote of the holders of a majority of the outstanding voting stock held by stockholders of the Company other than Starboard and its affiliates, by or with whom or on whose behalf, directly or indirectly, a business combination is proposed, in order to approve such a business combination; provided, that the additional majority voting requirement would not be applicable if either (x) the business combination is approved by the Board by the affirmative vote of at least a majority of the directors who are unaffiliated with Starboard or (y) (i) the consideration to be received by stockholders other than Starboard and its affiliates meets certain minimum price conditions, and (ii) the consideration to be received by stockholders other than Starboard and its affiliates is of the same form and kind as the consideration paid by Starboard and its affiliates.

The consummation of the Series B Warrant Exercise is subject to certain conditions, including: (i) the expiration or termination of the applicable waiting period under the HSR Act; (ii) the absence of any law or order prohibiting the consummation of the Transaction; (iii) the representations and warranties of the Company and Starboard being true and correct, subject to the materiality standards contained in the Recapitalization Agreement; and (iv) the Company and Starboard having complied in all material respects with their respective obligations under the Recapitalization Agreement. Additionally, solely to the extent that the Company reasonably determines in good faith that a stockholder vote is required in connection with the Rights Offering under applicable Nasdaq rules, the requisite stockholder approval for any such transaction shall have been obtained.

The Recapitalization Agreement contains customary representations and warranties from the Company, on the one hand, and Starboard, on the other, including representations and warranties by the Company regarding its capitalization, compliance with applicable laws, undisclosed liabilities, and litigation, and also contains customary pre-closing covenants, including, among others, covenants by the Company and Starboard to take all actions and do all things reasonably necessary under applicable laws to consummate and make effective the Recapitalization and the other transactions contemplated by the Recapitalization Agreement as promptly as practicable after the date of the Recapitalization Agreement, including using reasonable best efforts to make any registrations, filings and notices with the Federal Trade Commission (the “FTC”) and the Department of Justice (the “DOJ”) required to consummate the transactions contemplated by the Recapitalization Agreement, provided that neither the Company nor Starboard is required to take or refrain from taking any action or agree to any restrictions, conditions or requirements imposed by the FTC or DOJ if it would have a material impact on such party’s business, assets or operations.

The Recapitalization Agreement may be terminated by either party under certain circumstances, including if (i) the parties agree to terminate by mutual consent, (ii) a governmental entity issues an order permanently prohibiting the Recapitalization, (iii) there is an uncured breach of the Recapitalization Agreement by the other party that results in a condition to Closing not being capable of being satisfied, or (iv) the Closing does not occur on or before July 31, 2023.

Under the Recapitalization Agreement, at its next annual meeting of Stockholders, the Company is required to use its reasonable best efforts to obtain the requisite stockholder approval for an amendment to the Certificate of Designations. Additionally, if the Company reasonably determines in good faith that all or any portion of the transactions contemplated in connection with the Rights Offering require stockholder approval under the applicable Nasdaq rules, the Company will be required to use its reasonable best efforts to obtain the requisite stockholder approval of any such transaction.

Item 1.02 Termination of a Material Definitive Agreement.

The Recapitalization Agreement provides that, effective as of the later of the Closing and the date on which no Notes remain outstanding, (i) the Securities Purchase Agreement and (ii) that certain Governance Agreement, dated as of November 18, 2019, as amended and restated on January 7, 2020 (the “Governance Agreement”), shall be automatically terminated and of no further force and effect without any further action by any party thereto. The disclosure under Item 1.01 is hereby incorporated by reference.

The foregoing description of the Recapitalization Agreement is a summary of the material terms of such agreement, does not purport to be complete, and is qualified in its entirety by reference to the Recapitalization Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with regard to the Series A Warrants Exercise, the Series B Warrants Exercise, the conversion of the Preferred Stock into Common Stock in accordance with the terms of the Certificate of Designations and the issuance of Common Stock in connection with purchase rights granted pursuant to the Recapitalization Agreement is incorporated herein by reference. Such issuances of Common Stock will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the entry into the Recapitalization Agreement, the Company announced on October 31, 2022 that Chief Executive Officer (“CEO”) Clifford Press will retire from his CEO and Board position, having overseen Acacia’s transformation, first as a board member, then as CEO, for the last four (4) years. Martin D. McNulty Jr., the Company’s current Chief Operating Officer and Head of M&A, has been appointed as interim Chief Executive Officer. The Board will conduct a search for a permanent successor.

Director Appointment

On October 30, 2022, Gavin Molinelli, Partner and Portfolio Manager at Starboard was appointed as Chair of the Company’s Board to serve until the Company’s 2023 annual meeting of stockholders and until his successor is duly elected and qualified.

Over the past 10 years, Mr. Molinelli has served on the boards of Forest City Realty Trust, Inc., Depomed, Inc., and Wausau Paper Corp. Prior to Starboard’s independent firm formation in 2011, as a spin-off, Mr. Molinelli was a Director and an Investment Analyst at Ramius LLC for the funds that comprised the Value and Opportunity investment platform. Previously, Mr. Molinelli was an analyst in the Technology Investment Banking group at Banc of America Securities LLC. Mr. Molinelli received a B.A. in Economics from Washington and Lee University.

Mr. Molinelli will receive the standard compensation for his respective services at the same level as other non-employee directors of the Company, as described in the Company’s definitive proxy statement for the Company’s 2022 annual meeting of stockholders, previously filed with the Securities and Exchange Commission on April 20, 2022. Mr. Molinelli has entered into an indemnification agreement with the Company (the “Indemnification Agreement”), which requires the Company to indemnify him to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, a form of which has been filed with the U.S. Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Other than the Recapitalization Agreement, there is no arrangement or understanding between Mr. Molinelli and any other persons or entities pursuant to which he was appointed as a director. There have been no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Molinelli, or any member of his respective immediate family, had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year.

Item 7.01 Other Events.

On October 31, 2022, the Company issued a press release announcing entry into the Recapitalization Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed transaction between the Company and Starboard. This filing does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov or on the Company’s investor relations website at https://www.acaciaresearch.com/#InvestorRelations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

No Offer or Solicitation

This filing is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 10-K filed on March 31, 2022. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 10-K filed on March 31, 2022, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://www.acaciaresearch.com/#InvestorRelations.

Forward Looking Statements

This filing contains forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this filing, or incorporated by reference into this filing, are forward-looking statements. Throughout this filing, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, acquisition and development activities, financial results of our acquired businesses, intellectual property, or IP, licensing and enforcement activities, other related business activities, the impact of the COVID-19 pandemic, capital expenditures, earnings, litigation, regulatory matters, markets for our services, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this filing. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from those that we are currently expecting, and are subject to numerous factors that present considerable risks and uncertainties, including, without limitation: our costly acquisitions of and investment in operating businesses and intellectual property; our ability to attract and retain employees and management teams of our operating businesses, the loss of any of whom could materially adversely affect our financial condition, business and results of operations; our relationship with Starboard Value LP; the due diligence process we undertake in connection with new acquisitions of operating businesses or intellectual property assets; our acquisition of privately held companies; we may be deemed to be an investment company under the Investment Company Act of 1940, as amended; our outsourcing of a number of services to third-party service providers, which are subject to disruptions, delays, and decrease in our control, which could adversely impact our results of operations; recent U.S. tax legislation; cybersecurity incidents; and public health threats such as COVID-19.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. You should not rely on forward-looking statements as predictions of future events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
10.1	Recapitalization Agreement dated October 30, 2022, by and among Acacia Research Corporation, Starboard Value Partners LP and the investors listed on the Schedule of Investors attached thereto.
99.1	Press Release, dated October 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2022
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel